United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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TORVEC, INC. (Name of Registrant as Specified in Its Charter) Keith E. Gleasman, President (Name of Person(s) Filing Proxy Statement)

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Torvec, Inc.
11 Pond View Drive
Pittsford, New York 14534

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 29, 2004

On January 29, 2004, Torvec, Inc. will hold its annual meeting of shareholders for 2003 at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450. The meeting will begin at 7:00 P.M. local time.

Only shareholders of record at the close of business on December 12, 2003 can vote at this meeting or any adjournment that may take place. At the meeting, we will:
o	elect directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

o	ratify the appointment by the Audit Committee of the Board of Directors of Eisner LLP as independent auditors of the company for its fiscal year ending December 31, 2003;

o	transact any other business properly brought before the meeting or any adjournment that may take place.

You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

Our Board of Directors recommends that you vote in favor of each of the proposals outlined in the Proxy Statement.

We cordially invite all shareholders to attend the annual meeting in person. However, whether or not you expect to attend the annual meeting in person, please mark, date, sign and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. If you send in your Proxy Card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Following the business portion of the meeting, we will also report on our business results and other matters of interest to shareholders.
By Order of the Board of Directors

DATED: December 15, 2003	/s/ Gary A. Siconolfi Gary A. Siconolfi, Secretary

Torvec, Inc.
11 Pond View Drive
Pittsford, New York 14534

PROXY STATEMENT

Date of Proxy Statement: December 12, 2003
Date of Mailing: December 15, 2003
Annual Meeting of Shareholders: January 29, 2004

Our Board of Directors is soliciting proxies for the 2003 annual meeting of shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

In compliance with the company's existing bylaws, the Board has fixed December 12, 2003 as the record date for the 2003 annual meeting. Shareholders of record who owned our common stock on that date are entitled to vote at and attend the annual meeting, with each share entitled to one vote. 27,545,796 shares of our $.01 par value common stock were outstanding on the record date.

Voting materials, which include this Proxy Statement, a Proxy Card and our most recent Annual Report (Form 10-KSB), will be mailed to shareholders on or about December 15, 2003.

We have summarized below important information with respect to the 2003 annual meeting.

Time and Place of the Annual Meeting

The 2003 annual meeting is being held on Thursday, January 29, 2004 at 7:00 P.M. local time at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450. All shareholders who own shares of our $.01 par value common stock as of December 12, 2003, the record date, may attend and vote at the 2003 annual meeting.

Purpose of the Proxy Statement and Proxy Card

You are receiving a Proxy Statement and Proxy Card from us because you own shares of our common stock on December 12, 2003, the record date. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the Proxy Card, you appoint each of Eric Steenburgh and Keith E. Gleasman as your representatives at the meeting. Eric Steenburgh and Keith E. Gleasman will vote your shares at the meeting as you have instructed them on the Proxy Card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your Proxy Card in advance of the meeting just in case your plans change.

Proposals to be Voted on at This Year's Annual Meeting

You are being asked to vote on:
o	the election of directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

o	the ratification of the appointment by the Audit Committee of the Board of Directors of Eisner LLP as independent auditors of the company for its fiscal year ending December 31, 2003.

The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

You may vote by mail.

To vote by mail, please sign your Proxy Card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the Proxy Card, your shares will be voted as you instruct.

You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a Proxy Card from your stockbroker in order to vote at the meeting. Holding shares in "street name" means your shares of stock are held in an account by your stockbroker, bank or other nominee, and the stock certificates and record ownership are in the name of the brokerage house or other nominee and are not held in your name. If your shares are held in "street name" and you wish to attend the annual meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the annual meeting.

You may change your mind after you have returned your Proxy Card.

If you change your mind after you return your Proxy Card, you may revoke your proxy at any time before the polls close at the annual meeting. You may do this by:
o	signing another Proxy Card with a later date; or

o	voting in person at the annual meeting; or

o	giving notice of revocation to us by writing Gary A. Siconolfi, Secretary, Torvec, Inc., 11 Pond View Drive, Pittsford, New York 14534.

Multiple Proxy Cards

If you receive more than one Proxy Card, it means that you hold shares in more than one account. Please sign and return all Proxy Cards to ensure that all your shares are voted.

Quorum Requirement

Shares are counted as present at the annual meeting if the shareholder either:
o	is present and votes in person at the meeting, or

o	has properly submitted a Proxy Card.

33 1/3% of our outstanding shares as of the record date must be present at the annual meeting (either in person or by proxy) in order to hold the annual meeting and conduct business. This is called a "quorum".

Consequences of Not Returning Your Proxy Card

If your shares are held in your name, you must either return your Proxy Card or attend the annual meeting in person in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy yourself, your brokerage firm may either:
o	vote your shares on routine matters, or

o	leave your shares unvoted.

Effect of Abstentions

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum but are not counted as votes cast for purposes of determining the approval of any matters submitted to the shareholders for a vote.

Required Vote

Assuming a quorum is present at the annual meeting, the election of each nominee to be a director of the company will require a plurality of shares present in person or represented by proxy. The ratification of the independent auditors will require the affirmative vote of a majority of shares present in person or represented by proxy.

Vote Solicitation

The Board of Directors of Torvec, Inc. is soliciting your proxy to vote your shares at the annual meeting. In addition to this solicitation by mail, our directors, officers and any other employees of the company may contact you by telephone, internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material. We have not retained the services of a proxy solicitor.

Voting

Votes cast by proxy or in person at the annual meeting will be tabulated by Board appointed inspectors of election. The inspectors of election will also determine whether there is a quorum at the annual meeting.

The shares represented by Proxy Cards received, properly marked, dated, signed and not revoked, will be voted at the annual meeting. If the Proxy Card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

With respect to the election of directors, ANY VALID PROXY RECEIVED WHICH IS EXECUTED BY THE SHAREHOLDER IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ALL NOMINEES OR ANY INDIVIDUAL NOMINEE SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES.

Where specified choices ( including abstentions) with respect to any given proposal are not indicated, THE SHARES REPRESENTED BY ALL VALID PROXIES RECEIVED WILL BE VOTED FOR APPROVAL OF THAT PROPOSAL.

We believe that the procedures to be used by the inspectors of election to count the votes are consistent with New York law and our Bylaws concerning the determination of a quorum and the voting of shares.

Publication of Voting Results

We will announce preliminary voting results at the meeting. We will publish the final results in our annual report on Form 10-KSB for the fiscal year ending December 31, 2003, which we will file with the Securities and Exchange Commission. You can get a copy by writing Torvec, Inc., 11 Pond View Drive, Pittsford, New York 14534, or by contacting the Securities and Exchange Commission at (800) 732-0330 for the location of its nearest public reference room, or through the Edgar System at www.sec.gov.

Other Business

We do not know of any business to be considered at the 2003 annual meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented at the annual meeting, your signed Proxy Card gives authority to Eric Steenburgh and Keith E. Gleasman to vote on such matters at their discretion.

Proposals for 2004 Annual Meeting

Shareholders may present matters for consideration at our next annual meeting either by having the matter included in the company's own Proxy Statement and listed on its Proxy Card or by conducting his or her own proxy solicitation.

To have your proposal included in our Proxy Statement and listed on our Proxy Card for the 2004 annual meeting, you must submit your proposal to the company before August 15, 2004 in writing to Gary A. Siconolfi, Secretary, Torvec, Inc., 11 Pond View Drive, Pittsford, New York 14534. You may submit a proposal only if you have continuously owned at least $2,000 worth or 1% in market value of the company's common stock for at least 1 year before you submit your proposal to the company, and you must continue to hold this level of security ownership in our company through the 2004 annual meeting of shareholders.

If you decide to conduct your own proxy solicitation, you must provide the company with written notice of your intent to present your proposal at the 2004 annual meeting, and the written notice must be received by the company before November 1, 2004. If you submit a proposal for the 2004 annual meeting after November 1, 2004, management may or may not in its sole discretion, present the proposal at the annual meeting, and the proxies for the 2004 annual meeting will confer discretion on management proxy holders to vote against your proposal.

Annual Report on Form 10-KSB

Accompanying this Proxy Statement is a copy of our annual report (Form 10-KSB) for the fiscal year ending December 31, 2002 as filed with Securities and Exchange Commission on April 17, 2003.

PROPOSAL 1
ELECTION OF DIRECTORS

Under our Bylaws, our Board of Directors is elected annually to serve until the next annual meeting of shareholders and until the directors' successors are duly elected and shall qualify. Unless authority to vote for the election of directors is withheld or the Proxy Card is marked to the contrary, valid proxies received will be voted FOR the election of the seven nominees named below. All of the nominees are currently directors of the company. Eric Steenburgh, Herbert H. Dobbs, Keith E. Gleasman, James A. Gleasman, Gary A. Siconolfi, Joseph Alberti and Daniel R. Bickel were elected at the annual meeting of shareholders in January 2003. While management has no reason to believe that any nominee will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other persons as directors.

The names of the nominees, their ages as of December 12, 2003 and certain other information about them are set forth below:
Nominee	Principal Occupation	Age	Served As Director Since

Eric Steenburgh 20 Moraine Point Victor, New York 14564 (1)	Chairman of the Board Chief Executive Director	63	04/16/02

Keith E. Gleasman 11 Pond View Drive Pittsford, NY 14534 (2)	President, Torvec, Inc.; Director	56	09/26/96

Gary A. Siconolfi 325 VanVoorhis Avenue Rochester, NY 14617 (3)	Secretary, Torvec, Inc.; Director	52	10/31/02

Herbert H. Dobbs 448 West Maryknoll Road Rochester Hills, MI 48309 (4)	Director	72	02/20/98

James A. Gleasman 11 Pond View Drive Pittsford, NY 14534 (5)	Director; Consultant to Torvec, Inc.	63	02/20/98

Joseph Alberti 1140 Hillsboro Cove Circle Webster, New York 14580 (6)	Director	54	10/31/02

Daniel R. Bickel 39 Whippletree Road Fairport, New York 14450 (7)	Director	55	10/31/02
(1)

Eric Steenburgh became chairman and chief executive officer on April 16, 2002. Prior to joining the company, Mr. Steenburgh was Executive Vice President, Global Operations and Assistant Chief Operating Officer of Eastman Kodak Company for the past four years. Prior to his tenure at Kodak, he was President of the Industrial Products Group of ITT Industries' Fluid Technology Corporation where he was responsible for Goulds Pumps, Allis Chalmers, Vogel Pumps and Richter. Prior to that, Mr. Steenburgh was President of Ricoh Corporation, a Japanese business equipment corporation doing business in North and South America. He also spent 27 years with Xerox Corporation in manufacturing, engineering and marketing after graduating from General Motors Institute (BIE) and Renssalaer Polytechnic Institute (MSM). Mr. Steenburgh is currently Chairman of the Rochester Chamber of Commerce, a member of the Executive Committee of the National Association of Manufacturers and on the Board of Trustees of Clarkson University.

(2)

Co-Inventor with Vernon E. Gleasman on all Torvec patents, Mr. Gleasman's strengths include his extensive marketing and sales executive experience, in addition to his design and development knowledge. His particular expertise has been in the area of defining and demonstrating the products to persons within all levels of the automotive industry, race crew members, educators and students.

o

As former Vice President of Sales for the unrelated Gleason Corporation (Power Systems Division), designed and conducted seminars on vehicle driveline systems for engineers at the U.S. army tank automotive command.

o	Designed a complete nationwide after-market program for the Torsen Differential, which included trade show participation for the largest after-market shows in the U.S., SCORE and SEMA.
o	Extensive after-market experience including pricing, distribution, sales catalogs, promotions, trade show booths designs and vehicle sponsorships.
o	Responsible for over 300 articles in trade magazines highlighting the Torsen Differential (e.g., Popular Science, Auto Week, Motor Trend, Off-Road, and Four Wheeler).
o	Designed FTV vehicle prototype, (from concept to assembly).
o	Assisted in developing engineering and manufacturing procedures for the Torsen Differential and for all of the Torvec prototypes.
o	Instructed race teams on use of the Torsen Differential (Indy cars, Formula 1, SCCA Trans-Am, IMSA, GTO, GTU, GT-1, NASCAR, truck pullers and off-road racers).
o	Has been trained for up-to-date manufacturing techniques such as NWH, statistical process control and MRP II.
Mr. Gleasman has extensive technical and practical experience, covering all aspect of the company's products such as, promotion, engineering and manufacturing.

(3)

Mr. Siconolfi was the owner and general manager of Panorama Dodge, Inc., Penfield New York from 1994-1995 and of Panorama Collision, Inc., East Rochester, New York from 1989-1995. He started and managed a highly successful auto/truck dealership and collision business, building the business to annual sales of $20 million, with 5 departments and 65 employees.

Prior to opening the dealership and collision business, Mr. Siconolfi acquired an excellent foundation in the automotive business, working in sales, sales management and general management at Vanderstyne Ford, Schrieber Buick, Judge Motor Corporation and Meisenzahl Auto Parts, all in the Rochester area. He has completed 100+ programs sponsored by Chrysler Corporation, Ford Motor Company and General Motors in fields such as management, sales management, sales, customer relations, human resources and service training. He earned numerous awards given by these companies.

A very active participant in his community, Mr. Siconolfi is currently involved in commercial real estate.

(4)

Dr. Dobbs, Ph.D., P.E., has worked at every level from design engineer to technical director of an Army Major Commodity Command at the two-star level. He has worked as a hands-on engineer and scientist in industry and government, commanded field units, managed Army R & D programs and laboratories and currently has his own practice as a consultant engineer. He has the broad background needed to guide the company's growth and development.

During his career he has:

o	Worked as a manufacturing engineer.
o	Worked as a design engineer in the aircraft and missile industry.
o	Managed Army laboratories as a captain, lieutenant colonel and colonel.
o

Organized, implemented and operated the theater-wide "Red Ball Express" quick response supply system in Vietnam to get disabled weapons and other critical equipment repaired and back into combat as rapidly as possible.

o	Done basic research on multi-phase turbulent fluid dynamics supporting development of the gas turbine primary power system now used in the M1 Abrams Main Battle Tank (MBT).
o	Managed advanced development of the laser guided 155mm-artillery shell now known as the "Copperhead".
o	Served in Taiwan as a member of the U.S. Military Assistance Advisory Group (MAAG) working with the Republic of China Army General Staff.
o	Served as liaison officer between the Army and Air Force for development of the laser seeker for the Hellfire missile.
o

Guided development of a new family of tactical vehicles for the Army, including the High Mobility Multipurpose Wheeled Vehicle (HMMWV) now known as the "Hummer", which uses Vernon Gleasman's Torsen® differential.

o

Served as Technical Director of U.S. Army Tank-automotive Command* (TACOM), which then employed some 6,400 people and is responsible for all support of U.S. military ground vehicles (a fleet of 440,000) from development to ultimate disposal with a budget of nearly $10 billion a year. He was also responsible for negotiation and management of military automotive R&D agreements with the French and German Ministries of Defense.

*	Now the U.S. Army Tank-Armaments Command.

At the end of 1985, Herbert H. Dobbs left government service and started his own consulting practice and began working with the Gleasmans to develop and market Vernon Gleasman's inventions. Herbert H. Dobbs holds a Ph.D. in Mechanical Engineering from the University of Michigan and is a registered professional engineer in Michigan. He holds several patents of his own and, among many affiliations, is a member of SAE, ASME, NSPE, AAAS, Sigma XI, AUSA, NDIA and the U.S. Army Science Board. The last named organization is a small group of senior technical and managerial people chosen from industry and academia to provide direct advice to the Secretary of the Army, the Chief of Staff, and the Department of the Army concerning issues of policy, budgets, doctrine, organization, training and technology.

(5)	James A. Gleasman has been a director and consultant of the company since its inception. His business background includes the following:

	o	Life-long entrepreneur.
	o	Skilled in management, finance, strategic planning, organizing and marketing.
	o	Co-inventor of the Gleasman steer drive mechanism.
	o	Established manufacturing of the Torsen® Differential in Argentina, Brazil, etc.
	o	Former principal with two companies formerly owned by the Gleasman family.

	o	Set business strategies for small companies' dealings with large companies.
	o	Joint venture partner with Clayton Brokerage Co. of St. Louis, MO.
	o	Owned financial-consulting business.
	o	Negotiated with numerous Asian Corporations (including Mitsubishi and Mitsui).
	o	Educated in Asian philosophy, business practices and culture.
9
(6)

Mr. Alberti was project manager for Johnson & Johnson's Clinical Diagnostics NAD facility from 1995-1998 where he transformed an existing 45,000 square feet warehouse facility to become a Food and Drug Administration regulated "clean room" manufacturing facility. He founded Alberti Associates in 1995 to provide project and facilities management services for industrial, pharmaceutical and commercial properties. From 1996-1998, Alberti Associates was retained by Boston University to provide project management services for abatement of environmental code violations..

(7)

Daniel R. Bickel is a partner in the accounting firm of Bickel & Dewar, C.P.A.'s, an accounting firm providing a variety of accounting services to small to medium sized business. The services provided include audits, reviews, compilations, business and personal consulting, business acquisition and sale assistance and income tax preparation. Mr. Bickel is a graduate of the Rochester Institute of Technology. He has been licensed in New York State as a certified public accountant for almost 30 years and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He has served as an officer and director of numerous non-profit and civic organizations.

Relationships; Agreements

Keith E. and James A. Gleasman are brothers. There are no other family relationships among any of the directors or executive officers of the company. There are no agreements or arrangements for the nomination or the appointment of any persons to the Board of Directors.

CORPORATE GOVERNANCE

Role of the Board of Directors

All corporate authority resides in the Board of Directors as the representative of the shareholders. The Board has delegated authority to management in order to implement Torvec's mission of maximizing long-term shareholder value, while adhering to the laws of the jurisdictions where we operate and at all times observing the highest ethical standards.

Such delegated authority includes the authorization of spending limits and the authority to hire employees and terminate their services. The Board retains responsibility to recommend candidates to the shareholders for election to the Board of Directors. The Board retains responsibility for selection and evaluation of the chief executive officer, determination of senior management compensation, approval of the annual budget, assurance of adequate systems, procedures and controls, as well as assisting in the preparation and approval of strategic plans. Additionally, the Board provides advice and counsel to senior management.

All major decisions are considered by the Board as a whole, however, the Board has chosen to exercise certain of its responsibilities through committees of the Board. The Board has had an Audit Committee for a number of years. The Board does not have a standing Compensation Committee or a standing Nominating Committee, the Board acting as a committee of the whole serving as the Compensation and the Nominating Committee.

Operation of the Board and its Committees

The Board of Directors of the company met 10 times during the fiscal year from January 1, 2003 through December 31, 2003. For the fiscal year, each incumbent director, except for Dr. Herbert H. Dobbs, attended, either in person or by telephonic conferences as permitted by the company's Bylaws, 90% of the total number of meetings held during the period for which he was a director and 100% of the total number of meetings of the commmittees of the Board on which he served during the period for which he was a member of such committeee(s). Due to his commitments to the U.S. military, Dr. Dobbs attended 75% of the Board's meetings. In accordance with proposed corporate governance rules submitted to the Securities and Exchange Commission by the National Association of Securities Dealers, Inc. for NASDAQ listed companies on March 17, 2003 ("Proposed Rules"), the company's independent directors (as defined in Proposed Rule 4200(a)(15)) anticipate having regularly scheduled meetings at which only independent directors are present ("executive sessions") in order to enhance communication among our independent directors.

The Audit Committee

The company's Board of Directors adopted an Audit Committee charter delineating the composition and the responsibilities of the Audit Committee which became effective on April 17, 2000. The charter was revised by the Board on January 15, 2003 to further delineate the Committee's responsibilities and authority in accordance with provisions of the Sarganes-Oxley Act of 2002.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to monitoring the quality, reliability and integrity of the company's external financial reporting process, the adequacy of the company's internal controls particularly with respect to the company's compliance with legal and regulatory requirements and corporate policy, and the independence and performance of the company's registered public accounting firm who is ultimately accountable and must report directly to the Audit Committee. More specifically, the Audit Committee is directly responsible for:

     o   the appointment, compensation, retention and oversight of the work of the registered public accounting firm engaged (including the resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services;

     o   the pre-approval of all auditing and legally permissible non-auditing services to be performed by the company's registered public accounting firm;

     o   the disclosure by the company of all pre-approved non-audit services in periodic reports filed by the company with the Securities and Exchange Commission;

     o   the disclosure by the company of the number and name(s) of each Audit Committee member who is an "audit committee financial expert" as defined by the Charter in accordance with rules promulgated by the Securities and Exchange Commission;

     o   the establishment of internal procedures for complaints concerning the company's accounting, internal accounting controls or auditing matters; and

     o   the engagement of independent counsel and advisors as it determines necessary to carry out its duties and the funding therefore.

The Audit Committee met twice in fiscal year 2003. During fiscal year 2003, the Audit Committee was composed of three directors, namely Herbert H. Dobbs, Daniel R. Bickel and Joseph Alberti.

All members of the Audit Committee are "independent" as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. listing standards and as required under section 301(m)(3) of the Sarbanes-Oxley Act of 2002. Daniel R. Bickel has been appointed the Audit Committee's "financial expert" as defined in Section 407 of the Sarbanes-Oxley Act of 2002.

Sarbanes-Oxley Compliance

The Sarbanes-Oxley Act of 2002 was enacted on July 30, 2002. The statute addresses, among other issues, corporate governance, auditing and accounting, executive compensation and enhanced and timely disclosure of corporate information. On October 9, 2002 and on March 17, 2003, the National Association of Securities Dealers, Inc. submitted the Proposed Rules to the Securities and Exchange Commission for review and approval. These Proposed Rules specifically address corporate codes of conduct, director independence and corporate accountability.

At its meeting held on January 15, 2003, the Board of Directors approved a series of actions to strengthen and improve its already strong corporate governance practices. Following is a summary of other changes the Board adopted to comply with Sarbanes-Oxley, the Proposed Rules and to enhance shareholder confidence in the company.

a.) Code of Business Conduct and Ethics

The Board clarified and restated its Code of Business Conduct and Ethics which applies to all members of the Board, all senior executive and financial officers, and all employees of the company, its divisions and its subsidiaries. The Code mandates that all company personnel observe the highest standards of business and personal conduct in the performance of their duties and responsibilities, especially in dealing with other company personnel, our shareholders, the general public, the business community, customers, suppliers, and governmental authorities. It addresses conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of corporate assets, compliance with laws, rules and regulations and requires the reporting of any illegal or unethical behavior.

We require our employees, our officers and directors to talk to supervisors, managers or other appropriate personnel to report and discuss any known or suspected unethical, illegal or criminal activity involving the company and/or its employees. We have established a compliance network which allows employees, officers and directors to anonymously report any known or suspected violation of laws, rules, regulations or the Code of Business Conduct and Ethics.

Waivers of the Code's provisions are generally not permitted, may be granted only by the Board of Directors, and if granted, will be disclosed to the company's shareholders.

b.) Financial Integrity and Compliance Program

The Board reaffirmed, in writing, its longstanding policy that the company's results of operations and financial position must be recorded in accordance with the requirements of law and generally accepted accounting principles and that all books, records and accounts must be maintained in reasonable detail so that they accurately and fairly reflect the business transactions and disposition of assets of the company. The written policy requires all personnel responsible for the preparation of financial information to ensure that the company's financial policies and internal control procedures are followed and holds each employee involved in creating, processing and recording financial information accountable for the integrity of the financial reporting process. The program establishes a network for the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and provides for the submission (including the confidential anonymous submission) by company employees of concerns they may have regarding questionable accounting or auditing matters.

c.) Revised Audit Committee Charter

The Audit Committee Charter, which addresses issues such as the independence of Committee members, Committee organization, member qualifications and Committee powers, duties and responsibilities, was amended to set forth the Committee's direct oversight role regarding the company's registered public accounting firm, including the pre-approval of all auditing and legally permissible non-auditing services to be performed by such firm.

The Charter was also amended to clarify that the Audit Committee shall determine and have authority to cause the company to pay compensation to the registered public accounting firm employed by the company for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services, and shall determine and have authority to cause the company to pay compensation to any advisors employed directly by the Audit Committee. A copy of the revised Audit Committee Charter is attached as Appendix A to this Proxy Statement.

Controls and Procedures

Within 90 days prior to the date the Company's Annual Report on Form 10-K was filed with the Securities and Exchange Commission, an evaluation was performed under the supervision and with the participation of the Company's management, including the chief executive officer and chief financial officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based upon that evaluation, the Company's management, including its chief executive officer and chief financial officer, concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or other factors that could significantly affect internal controls subsequent to that evaluation.

Director Compensation

Directors of the company who are not members of the company's Audit Committee may be compensated for attendance at meetings and for other agreed upon consulting services rendered to the company. During fiscal 2003, Keith E. Gleasman and James A. Gleasman were compensated in accordance with their consulting agreements, as more fully described on pages 16 and 17 of this Proxy Statement.

Directors who are members of the Audit Committee receive no compensation other than in their capacity as members of the Board of Directors and as members of the Audit Committee. During fiscal 2003, Joseph Alberti and Daniel R. Bickel were compensated for their service to the company's Board of Directors and Audit Committee by the grant of 100,000 and 25,000 options respectively under the company's 1998 Stock Option Plan. The options are exercisable immediately at an exercise price of $5.00 per common share and have a term of 10 years.

Directors and executive officers, key employees, advisors or consultants to the company are eligible to participate in the 1998 Stock Option Plan which was approved by the shareholders on May 27, 1998. 225,000 options were granted under the plan in fiscal 2003. The 1998 Stock Option Plan is discussed beginning on page 22 of this Proxy Statement.

Each nominee must be elected by the affirmative vote of a plurality of the shares of common stock of the company present in person or by proxy and entitled to vote at the annual meeting.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Eisner, LLP as our independent auditors for our fiscal year ended December 31, 2003.

A representative of Eisner, LLP is expected to be present at the annual meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Audit Fees

The aggregate amount the company was billed for professional services rendered by Eisner, LLP for the audit of the company's annual financial statements, for the review of the company's financial statements included in the company's quarterly reports filed with the Securities and Exchange Commission, and for services normally provided in connection with statutory and regulatory filings or engagements for each of the immediately preceding two fiscal years were:
Fiscal 2001	Fiscal 2002
$48,300	$70,500

Audit-Related Fees

The aggregate amount the company was billed for professional services rendered by Eisner, LLP for audit related services for each of the immediately preceding two fiscal years were:
Fiscal 2001	Fiscal 2002
$__--	$ --

Such audit-related services specifically included due diligence related to mergers and acquisitions, accounting consultations, internal control reviews, attest services and consultation concerning financial accounting and reporting standards.

Tax Fees

The aggregate amount the company was billed for professional services rendered by PricewaterhouseCoopers, LLP for tax compliance, tax planning and tax advice for each of the immediately preceding two fiscal years were:
Fiscal 2001	Fiscal 2002
$___--	$__--

These services specifically included:

-	tax return complaince for federal and state income/franchise tax purposes; and

-

advice and/or opinions on tax planning and tax reporting matters, including research, discussions, preparation of memorandums and attendance at meetings, as mutually determined to be necessary, including but not limited to the following areas - international taxes, mergers, acquisitions and divestitures, employee compensation, benefits and related reporting requirements, accounting methods, response to inquiries and notices regarding federal and state taxes.

All Other Fees

The aggregate amount the company was billed for professional services rendered by Eisner, LLP for all legally permissible non-audit services, other than audit-related services and tax services, for each of the immediately preceding two fiscal years were:
Fiscal 2001	Fiscal 2002
--	23,000

These services specifically included registration statement review and assisting the Audit Committee in fulfilling its responsibilities in connection with the financial reporting process and services rendered in connection with the requirement that Eisner, LLP timely report to the Audit Committee regarding critical accounting policies and practices, regarding alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management and regarding any other material, written information provided by Eisner, LLP to the Audit Committee in order to facilitate auditor and management oversight by the Audit Committee.

Pre-Approval Policies and Procedures

Article II of our Audit Committee charter, as amended, specifically provides that the Audit Committee must pre-approve all auditing and legally permissible non-auditing services to be performed by the company's registered public accounting firm. In accordance with such mandate, at a meeting held on January 15, 2003, the Audit Committee established a set of procedures governing the pre-approval process. Under the procedure, for each fiscal year, the Committee first shall determine the general nature and scope of the audit, audit-related, tax and other legally permissible non-audit services to be performed by the company's registered accounting firm. Prior to the performance of any services, the Committee shall require such firm to submit to the Committee one or more engagement letter(s) delineating specific audit, audit-related, tax and other legally permissible non-audit services to be rendered (together with a schedule of fees with respect to each of such services). Upon receipt of such engagement letter(s), the Committee shall review and approve such engagement letter(s) in advance of the performance of any such services, including the specific advance approval of fees in connection with each of such services. Upon approval and execution of each of such engagement letter(s) by the Committee, the registered public accounting firm shall perform such pre-approved services in accordance with the terms and conditions of each engagement letter and shall not engage in any other services unless each of said services, if any, shall have been specifically approved (including the specific approval of all fees associated therewith) by the Audit Committee in advance of the rendering any such service.

Vote Required

This proposal requires the affirmative vote of a majority of the shares of common stock of the company present in person or by proxy and entitled to vote at the annual meeting.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of December 12, 2003 by:
o	each person who is known by us to beneficially own more than 5% of our common stock;

o	each of our directors;

o	each of our named executive officers; and

o	all of our directors and executive officers as a group.

The number and percentage of shares beneficially owned are based on 25,545,796 shares of common stock outstanding as of December 12, 2003. Beneficial ownership is determined under rules promulgated by the Securities and Exchange Commission. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of December 12, 2003 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of calculating the number of shares beneficially owned and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of calculating the percentage ownership of any other person. Except as indicated in the footnotes to this table, these persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.
Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Owned
Vernon E. Gleasman 11 Pond View Drive Pittsford, NY 14534	2,998,875(1)	11.6%

(1)

Includes 344,066 shares attributable to ownership by Mrs. Margaret Gleasman. Includes 25,000 shares which may be purchased through the exercise of a ten year option granted on December 1, 1997, exercisable at $5.00 per share. Includes 275,734 shares which may be purchased through exercise of 5 year option granted on September 30, 2002 at $5.00 per share.

Name and Address of Beneficial Owner	Position	Number of Shares Owned	Percent of Shares Owned

Eric Steenburgh 20 Moraine Point Victor, New York 14564	Chairman of Board of Directors; Chief Executive Officer	500,000	1.96%

Keith E. Gleasman 11 Pond View Drive Pittsford, New York 14534	President, Torvec, Inc.; Director	9,260,274(1)	36.06%

Gary A. Siconolfi 325 VanVoorhis Avenue Rochester, New York 14617	Secretary, Torvec, Inc.; Director	188,652(2)	Less than 1%

Herbert H. Dobbs 448 West Maryknoll Road Rochester Hills, MI 48309	Director	440,850(3)	1.72%

James A. Gleasman 11 Pond View Drive Pittsford, New York 14534	Director, Consultant, Torvec, Inc.	6,426,558(4)	24.90%

Joseph Alberti 1140 Hillsboro Cove Circle Webster, New York 14580	Director	225,167(5)	Less than 1%

Daniel R. Bickel 39 Whippletree Road Fairport, New York 14450	Director	25,100(6)	Less than 1%

Samuel M. Bronsky 6653 Main Street Williamsville, NY 14221	Chief Financial and Accounting Officer	116,024(7)	Less than 1%

All Executive Officers and Directors as a Group		14,677,789(8)	55.45%

(1)

Includes 25,000 shares which may be purchased through the exercise of a ten year option granted on December 1, 1997, exercisable at $5.00 per share. Includes 181,149 shares which may be purchased through the exercise of a 5 year option granted on September 30, 2002. Includes 1,400,000 shares held by the Vernon E. Gleasman Grandchildren's Trust and 1,400,000 shares held by the Margaret F. Gleasman's Grandchildren's Trust of which Mr. Gleasman is co-trustee. Includes 1,666,666 shares held by the James A. Gleasman Children's Trust of which Mr. Gleasman is co-trustee.

(2)	Includes 100,000 shares which may be purchased through the exercise of a ten year option granted on October 15, 2003, exercisable at $5.00 per share.

(3)	Includes 100,000 shares which may be purchased through the exercise of a ten year option granted on January 1, 1998, exercisable at $5.00 per share.

(4)

Includes 25,000 shares which may be purchased through the exercise of a ten year option granted on December 1, 1997, exercisable at $5.00 per share. Includes 270,164 shares which may be purchased through the exercise of a 5 year option granted on September 30, 2002. Includes 1,400,000 shares held by the Vernon E. Gleasman Grandchildren's Trust and 1,400,000 shares held by the Margaret F. Gleasman Grandchildren's Trust of which Mr. Gleasman is co-trustee.

(5)	Includes 100,000 shares which may be purchased through exercise of a ten year option granted on October 15, 2003, exercisable at $5.00 per share.

(6)	Includes 25,000 which may be purchased through exercising a ten year option granted on October 15, 2003, exercisable at $5.00 per share.

(7)	Includes 100,000 shares which may be purchased through exercising a ten year option granted on August 29, 2001, exercisable at $5.00 per share.

(8)

Includes an aggregate 926,313 shares which may be purchased through the exercise of options all of which are exercisable at $5.00 per share,1,400,000 shares held by the Vernon E. Gleasman Grandchildren's Trust, 1,400,000 shares held by the Margaret F. Gleasman Grandchildren's Trust and 1,666,666 held by the James A Gleasman Children's Trust. The 2,800,000 shares owned by Vernon and Margaret Gleasman's Grandchildren's Trusts are counted only once for this calculation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, our executive officers and persons who own more than 10% of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership of our common stock (Forms 4 and 5) with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from such persons that no reports were required, we believe that during our fiscal year ended December 31, 2002 and for the period January 1, 2003 through December 12, 2003, all such persons complied with all applicable filing requirements.

Item 10.     EXECUTIVE COMPENSATION

Summary Compensation Table

               The following table sets forth the aggregate compensation paid or accrued to the company's chief executive officer, each of the four other most highly compensated officers and consultants by the company for services rendered for the fiscal year ended December 31, 2002 and the compensation received by each of these people for the two preceding years.

Long Term Compensation Awards

Name and Position	Annual Compensation		Options Granted	Stock Awards
	Years	Salary or Consultants Fee

Eric Steenburgh
Chief Executive Officer(1)

Keith E. Gleasman
President and Consultant

James A. Gleasman
Consultant

Vernon E. Gleasman
Consultant

Michael Martindale
Chief Executive Officer*

Jacob H. Brooks
Chief Operating Officer*

David R. Marshall
Vice President, Manufacturing*

Morton A. Polster
Secretary and Consultant

Samuel M. Bronsky
Chief Financial Officer

	2002 2001 2000 2002 2001 2000 2002 2001 2000 2002 2001 2000 2002 2001 2000 2002 2001 2000 2002 2001 2000 2002 2001 2000 2002 2001 2000	0 0 0 37,500(2) 0 75,000 37,500(3) 0 60,000 37,500(4) 0 60,000 (5) (6) (7) 0 0 0 0 0 0	0 0 0 181,149(2) 0 0 270,164(3) 0 0 275,734(4) 0 0 (5) (6) (7) 0 0 0 0 100,000 (8) 0	0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0

(1)	Mr. Steenburgh became chief executive officer on April 16, 2002.

*	Messrs. Martindale, Brooks and Marshall resigned their positions in connection with a management restructuring effective March 31, 2002.

(2)

On December 1, 1997, the company entered into a 3 year consulting agreement with Keith E. Gleasman, under which he is obligated to devote substantially all of his business and professional time to the company in the capacity of consultant to the company. Under such agreement, Mr. Gleasman is entitled to receive an annual consulting fee of $150,000 and was granted an option to purchase 25,000 shares of the company's common stock pursuant to the company's 1998 Stock Option Plan. The consulting agreement was extended as of December 1, 2000 for an additional 3 years and was modified to authorize the Board of Directors, in its sole discretion, to pay accrued and future consulting fees in cash or the capital stock of the company, or a combination of both, at such times as the Board deems appropriate. Pursuant to the consulting agreement, the company granted 181,149 options at $5.00 per share in payment of Keith Gleasman's fee through September 30, 2002 and accrued $37,500 for the fourth quarter of 2002.

(3)

On December 1, 1997, the company entered into a 3 year consulting agreement with James A. Gleasman, under which he is obligated to devote substantially all of his business and professional time to the company in the capacity of consultant to the company. Under such agreement, Mr. James A. Gleasman is entitled to receive an annual consulting fee of $150,000 and was granted an option to purchase 25,000 shares of the company's Common Stock pursuant to the Company's 1998 Stock Option Plan. The consulting agreement was extended as of December 1, 2000 for an additional 3 years and was modified to authorize the Board of Directors, in its sole discretion, to pay accrued and future Gleasman consulting fees in cash or the capital stock of the Company, or a combination of both, at such times as the Board deems appropriate. Pursuant to the consulting agreement, company granted 270,164 options at $5.00 per share in payment of James Gleasman's fee through September 30, 2002 and accrual $37,500 for the fourth quarter of 2002.

(4)

On December 1, 1997, the company entered into a 3 year consulting agreement with Vernon E. Gleasman, under which he is obligated to devote substantially all of his business and professional time to the company in the capacity of Consultant to the company. Under such agreement, Mr. Vernon Gleasman is entitled to receive an annual consulting fee of $150,000 and was granted an option to purchase 25,000 shares of the company's Common Stock pursuant to the company's 1998 Stock Option Plan. The consulting agreement was extended as of December 1, 2000 for an additional 3 years and was modified to authorize the Board of Directors, in its sole discretion, to pay accrued and future Gleasman consulting fees in cash or the capital stock of the company, or a combination of both, at such times as the Board deems appropriate. The company granted 275,734 options at $5.00 per share in payment of Vernon Gleasman's fee through September 30, 2002 and accrued $37,500 for the fourth quarter of 2002.

Each of the consulting agreements contain customary covenants prohibiting the consultant or employee from disclosure of confidential information regarding the company, its inventions and its products, and provisions confirming that all inventions conceived, made or developed by the consultant or employee and relating to the business of the company constitutes the sole property of the company. Each of the consulting and employment agreements contains covenants restricting the consultant or employee from engaging in any activities competitive with the business of the company during the terms of such agreements and for a period of two years after termination. Each of the consulting agreements also contain a provision that the benefits provided thereunder continue even if the consultant were to become unable to perform services for the company during its term.

(5)	The company issued Mr. Martindale a warrant for 178,277 common shares in payment of Mr. Martindale's accrued salary and bonus through March 31, 2002.

(6)	The company issued Mr. Brooks a warrant for 178,277 common shares in payment of Mr. Brooks accrued salary and bonus through March 31, 2002.

(7)	The company issued Mr. Marshall a warrant for 92,311 common shares in payment of Mr. Marshall's accrued salary and bonus through March 31, 2002.

(8)	The company granted Mr. Bronsky a stock option for 100,000 shares at $5.00 per common share on August 29, 2001.

Option/SAR Grants in Last Fiscal Year

               The following table sets forth certain information for the named executive officers as well as the company's consultants with respect to the grant of options to purchase common stock during the fiscal year ended December 31, 2002.
	Shares Underlying	% of Options
Name	Options Granted	Granted	Exercise Price	Expiration Date

Eric Steenburgh	0	0%	$0	--
Keith E. Gleasman	181,149	24.92%	$5.00	9/30/07
Morton A. Polster	0	0%	0	0
James A. Gleasman	270,164	37.16%	$5.00	9/30/07
Vernon E. Gleasman	275,734	37.92%	$5.00	9/30/07
Samuel M. Bronsky	0	0%	$0	--
Michael Martindale*	0	0%	$0	--
Jacob H. Brooks*	0	0%	$0	--
David Marshall*	0	0%	$0	--

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

               The following table sets forth certain information for the named executive officers as well as the company's consultants with respect to the exercise of options to purchase common stock during the fiscal year ended December 31, 2002 and the number and value of securities underlying unexercised options held by the named executive officers as well as the company's consultants as of such date.
Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at December 31, 2002 Exercisable Unexercisable		Value of Unexercised In-the-Money Options at December 31, 2002(1) Exercisable Unexercisable

Eric Steenburgh	0	0	0	0	$ 0	$ 0
Keith E. Gleasman	0	0	206,149	0	$ 0	$ 0
James A. Gleasman	0	0	295,164	0	$ 0	$ 0
Vernon E. Gleasman	0	0	300,734	0	$ 0	$ 0
Morton A. Polster	0	0	100,000	0	$ 0	$ 0
Samuel M. Bronsky	0	0	100,000	0	$ 0	$ 0
Michael Martindale*	0	0	0	0	$ 0	$ 0
Jacob H. Brooks*	0	0	0	0	$ 0	$ 0
David Marshall*	0	0	0	0	$ 0	$ 0

(1)     The closing price of the company's common stock on December 31, 2002 was $.90 per share. Since the per share exercise price is $5.00 under the option agreements, none of the options were "in-the-money" as of that date.

*     Messrs. Martindale, Brooks and Marshall resigned effective March 31, 2002 in connection with the company's management restructuring.

Year 2002 Options

               727,047 options were granted in the fiscal year ended December 31, 2002 under the Company's 1998 Stock Option Plan.

1998 Stock Option Plan

               On December 1, 1997, the company's Board of Directors adopted the company's 1998 Stock Option Plan pursuant to which officers, directors, key employees and/or consultants of the company may be granted incentive stock options and/or non-qualified stock options to purchase up to an aggregate of 2,000,000 shares of the company's common stock. On May 27, 1998, the company's shareholders approved the 1998 Stock Option Plan. On December 17, 1998, the company registered the shares reserved for issuance under the 1998 Stock Option Plan under the Securities Act of 1933.

               With respect to incentive stock options, the Plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of the common stock on the date that such option is granted (110% of fair market value in the case of shareholders who, at the time the option is granted, own more than 10% of the total outstanding common stock), and requires that all such options have an expiration date not later than the date which is one day before the tenth anniversary of the date of the grant of such options (or the fifth anniversary of the date of grant in the case of 10% shareholders). However, in the event that the option holder ceases to be an employee of the company, such option holder's incentive options immediately terminate. Pursuant to the provisions of the Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar year cannot exceed $100,000.

               With respect to non-qualified stock options, the Plan permits the exercise price to be less than the fair market value of the common stock on the date the option is granted and permits Board discretion with respect to the establishment of the terms of such options. Unless the Board otherwise determines, in the event that the option holder ceases to be an employee of the company, such option holder's non-qualified options immediately terminate.

               The company's Board of Directors granted stock options under the 1998 Stock Option Plan to Keith, James and Vernon Gleasman on September 30, 2002 entitling them to purchase an aggregate of 737,047 shares of common stock, all of which provide for an exercise price of $5.00 per share, are exercisable immediately in full and terminate in 2007. Previously, 1997, the Board granted an aggregate 75,000 stock options to Keith, James and Vernon Gleasman, exercisable at $5.00 per share, each of which expires in 2007.

               The Plan also previously granted Herbert H. Dobbs and Lee E. Sawyer and Morton A. Polster an aggregate 380,000 options, all of which provide for an exercise price of $5.00 per share, are exercisable on a cumulative basis at the rate of 20% per year beginning January 1, 1998, and expire on December 31, 2007. No options granted under the Plan were exercised during the fiscal year ended December 31, 2002.

                In August, 2001, the Company granted 100,000 options to an officer in his capacity as a consultant CFO at $5.00 per share exercisable immediately. In connection therewith, the Company recorded a stock compensation charge of $398,000. The term of the option grant shall be for a period of 10 years.

Business Consultants Stock Plan

               On June 2, 1999, the Company created a Business Consultants Stock Plan and reserved 200,000 shares of the Company's $.01 par value common stock, which may be issued from time to time to business consultants and advisors who provide bona fide services to the Company, provided that such services are not in connection with the offer or sale of securities of the Company in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

               With respect to the actual issuance by the Company of shares for services rendered in accordance with the terms of the Plan, the per share value of such shares is equal to the closing price for the Company's common stock on a date which is one business day immediately prior to the issuance of the shares as quoted in the over-the-counter market (OTCBB).

               The Company registered the 200,000 shares reserved for issuance under the Business Consultants Stock Plan under the Securities Act of 1933, and the Registration Statement became effective on June 11, 1999. By virtue of such registration, business consultants, who are not affiliates of the Company, may immediately sell such shares in open market transactions without securities law restrictions.

               On September 12, 2000, October 11, 2001 and December 13, 2001, the Board authorized an increase in the number of shares under the Plan by 200,000, 200,000, and 100,000 respectively. The company undertook to register the issuance of such shares under cover of Securities and Exchange Commission Form S-8, and such registration statements became effective on October 5, 2000, November 7, 2001 and December 21, 2001, respectively.

               On January 24, 2002, the shareholders approved the number of shares reserved under the Plan by 800,000 and on September 30, 2002 and December 20, 2002, the Board authorized an increase in the number of shares reserved under the Plan by 250,000 and 250,000 respectively. The company undertook to register the issuance of such shares under cover by Securities and Exchange Commission Form S-8, and such registration statements became effective on February 1, 2002, November 12, 2002 and January 22, 2003, respectively.

               For the fiscal year ending December 31, 2002, the Company issued 1,057,455 shares of common stock under the Business Consultants Stock Plan.

COMMITTEE REPORTS

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors on April 17, 2000 and amended on January 15, 2003. During fiscal 2003, the members of the Audit Committee were Herbert H. Dobbs, Daniel R. Bickel and Joseph Alberti.

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation and oversight of the work of the registered public accounting firm employed by the company (including resolution of any disagreements between management and the auditor regarding financial reporting) to prepare and issue an audit report or relative work with respect to the company's financial statements.

The Audit Committee has the responsibility to preapprove all audit services and non-audit services to be performed by the company's registered accounting firm.

In carrying out its responsibilities, the Audit Committee requires the company's registered accounting firm to timely of report to it:

o	all critical accounting policies and practices to be used in any audit of the company's financial statements;
o

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the company's registered public accounting firm; and

o	other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

The Audit Committee held 2 meetings during the 2003 fiscal year. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee met, reviewed and discussed the audited financial statements of the company for its fiscal year ended December 31, 2002 with management and separately, with the company's independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," relating to the conduct of the audit.

The Audit Committee has received the written disclosures and accompanying letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," disclosing to the Audit Committee all relationships between the accountants and the company that may reasonably bear on independence and confirming the accountants' independence. The Audit Committee discussed the issue of independence with the company's independent accountants and received confirmation of such discussion from the independent accountants.

Based upon its review of the audited financial statements and the discussions referred to in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements of the company for its fiscal year ended December 31, 2002 be included in the company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.
Herbert H. Dobbs, Chairman Daniel R. Bickel Joseph Alberti

The Notice of the annual meeting of shareholders, this Proxy Statement and accompany Proxy Card have been authorized by order of the Board of Directors.

/s/ Gary A. Siconolfi Gary A. Siconolfi, Secretary

TORVEC, INC., 11 POND VIEW DRIVE, PITTSFORD, NY 14534
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2004

The undersigned Shareholder of Torvec, Inc. hereby appoints and constitutes Eric Steenburgh and Keith E. Gleasman, and either of them, the proxy or proxies of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of Shareholders of the Company to be held at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450, on Thursday, January 29, 2004, at 7:00 P.M., local time, and any and all adjournments of said meeting, and to vote all shares of stock of Torvec, Inc., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth below.

Management Recommends a VOTE FOR Items 1 and 2.
1. ELECTION OF DIRECTORS: Election of the directors listed below to serve until the annual meeting of Shareholders for the year 2004 and until their successors are duly elected and qualified.

FOR ALL NOMINEES LISTED BELOW: (EXCEPT AS MARKED TO THE CONTRARY BELOW):

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW:

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name on the list below:

Eric Steenburgh, Keith E. Gleasman, Herbert H. Dobbs,

James A. Gleasman, Gary A. Siconolfi, Joseph Alberti, Daniel R. Bickel

2. APPOINTMENT OF AUDITORS: Ratification of the appointment of Eisner LLP by the Audit Committee of the Board of Directors as independent auditors for the fiscal year ending December 31, 2003			Torvec, Inc. Annual Meeting - January 29, 2004 Dated: ____________________________ __________________________________ Number of Shares Voted
FOR	AGAINST	ABSTAIN
This Proxy will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF PROPOSALS 1 and 2.	Joint owners should each sign. Executors, trustees, guardians, corporate officers, and other representatives should give title		_____________________________________ Signature _____________________________________ Signature

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TORVEC, INC.

AUDIT COMMITTEE CHARTER

Effective April 17, 2000

As Amended January 15, 2003

I.     PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to

(1)     monitoring the quality, reliability and integrity of the Company's external financial reporting process;

(2)     the adequacy of the Company's internal controls particularly with respect to the Company's compliance with legal and regulatory requirements and corporate policy; and

(3)     the independence and performance of the Company's registered public accounting firm, who shall be ultimately accountable and report directly to the Audit Committee.

II.     RESPONSIBILITIES

     The Audit Committee shall be directly responsible for:

o     the appointment, compensation, retention and oversight of the work of the registered public        accounting firm engaged (including the resolution of disagreements between management and the        auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or        related work or performing other audit, review or attest services;

o     the pre-approval of all auditing and non-auditing services to be performed by the Company's        registered public accounting firm provided that no approval shall be given for the performance of        non- audit services enumerated in section 201(a)(1)-(9) of the Sarbanes-Oxley Act of 2002. For        this purpose, pre-approval shall be deemed to have been given to any audit service included within        the scope of the engagement of the registered public accounting firm with the Company;

o      the disclosure by the Company of all pre-approved non-audit services in periodic reports filed by        the Company with the Securities and Exchange Commission;

o      the disclosure by the Company of the number and name(s) of each Audit Committee member who        is an "audit committee financial expert" as defined herein in periodic reports filed by the Company        with the Securities and Exchange Commission.

     The Audit Committee shall establish procedures for

o      the receipt, retention, and treatment of complaints received by the Company regarding        accounting, internal accounting controls or auditing matters; and

o      the confidential anonymous submission by employees of the Company of concerns regarding        questionable accounting or auditing matters.

     The Audit Committee's further responsibilities shall include:

o      requiring that the Company's registered public accounting firm submit at least annually to the        Audit Committee, a formal, written statement delineating all relationships between the registered        public accounting firm and the Company. The Audit Committee shall be responsible for actively        engaging in a dialogue with the registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the registered public accounting firm . As appropriate, the Audit Committee shall take appropriate action in response to the registered public accounting firm report to satisfy itself of such firm's independence;

o      requiring the registered public accounting firm to timely report to the Audit Committee:

o      all critical accounting policies and practices to be used in preparing the Company's        financial statements;

o      all alternative treatments of financial information within generally accepted        accounting principles that have been discussed with management, ramifications of        the use of such alternative treatments and treatment preferred by the registered public        accounting firm; and

o      other material written communications between the registered public accounting        firm and management such as any management letter or schedule of unadjusted        differences;

o      Reviewing with management and the registered public accounting firm the audited financial        statements to be included in the Company's Annual Report on Form 10-K and recommending to        the Board of Directors the inclusion of the Company's audited financial statements in such Form        10-K. Such review shall include discussing with the registered public accounting firm those        matters required to be discussed under generally accepted auditing standards;

o      Reviewing with management and the registered public accounting firm the Company's financial        information to be included in its quarterly reports on Form 10-Q prior to filing such reports with        the Securities and Exchange Commission. Such review shall include discussing with the        registered public accounting firm those matters required to be discussed under generally accepted        auditing standards. The Chair of the Audit Committee, or the Chair's designee, may represent it        for the purposes of the review with management and the registered public accounting firm;

o      Meeting with management periodically to review the Company's major financial risk exposures        and the steps management has taken to monitor and control such exposures;

o      Providing an open avenue of communication among and individually with the registered public        accounting firm, financial and senior management, and the Board of Directors, and taking        appropriate actions resulting from this interaction;

o      Reviewing and assessing the adequacy of this Charter on an annual basis and recommending        changes, if any, to the Board of Directors.

III.     COMPOSITION

     The Audit Committee shall be composed of at least three members, comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

     At least one member of the Audit Committee shall be an "audit committee financial expert" as defined in section 407 of the Sarbanes-Oxley Act, in that he or she has (through education and experience as a public accountant or auditor or as a principal financial officer, controller or principal accounting officer of a company that, at the time the person held such position, was required to file reports with the Securities and Exchange Commission, or through experience in one or more positions that involve the performance of similar functions or that result in the judgment of the Board of Directors in such person having similar expertise and experience) the following attributes:

o      an understanding of generally accepted accounting principles and financial statements;

o      experience applying such generally accepted accounting principles in connection with the        accounting for estimates, accruals and reserves that are generally comparable to the estimates,        accruals and reserves, if any, used in the company's financial statements;

o      experience preparing or auditing financial statements that present accounting issues that are        generally comparable to those raised by the company's financial statements;

o      experience with internal accounting controls and procedures for financial reporting;

o      an understanding of audit committee functions.

     For purposes of Audit Committee composition, the term "independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

o      a director who, other than in his capacity as a director and member of the Audit Committee or any        other Board committee, is an "affiliate" of the Company and/or of its divisions and/or subsidiaries;

o      a director who, other than in his capacity as a director and member of the Audit Committee or any        other Board committee, accepts any consulting, advisory, or other compensatory fee from the        Company and/or its divisions and/or subsidiaries;

o      a director who is employed by the Company or any of its affiliates for the current fiscal year or        for any of the past three fiscal years of the Company;

o      a director who is a member of the immediate family of an individual who is, or has been in any of        the past three fiscal years, employed by the Company or any of its affiliates as an executive        officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law,        father-in-law, brother-in-law, sister-in-law and anyone who resides in such person's home;

    a director who is a partner in, or a controlling shareholder, or an executive officer of any for-profit business organization to which the Company made or from which the Company received payments (other than those arising solely from investments in the Company's securities) that exceed five percent of the Company's or such business organization's consolidated gross revenue or $200,000, whichever is more, in any of the past three fiscal years;
    a director who is employed as an executive of any other entity where any of the Company's executives serve on that entity's Compensation Committee.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board. The members of the Audit Committee shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Audit Committee shall have the authority to engage independent counsel and/or advisors as it determines necessary to carry out its duties.

The Audit Committee shall determine and have authority to cause the Company to pay compensation to the registered public accounting firm employed by the Company for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services;
    to any advisors employed by the Audit Committee.

IV. MEETINGS

The Committee shall meet at least four times annually. As part of its job to foster open communication, the Committee shall meet at least annually with management and the registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

V. LIMITATION OF DUTIES

While the Audit Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's registered public accounting firm. It is not the duty of the Audit Committee to assure compliance with laws, regulations and the Company's Employee Practices Handbook.